ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement ("**Agreement**"), is made this 5th day of April, 2022, by and between Plateplus Inc., a Delaware corporation, with its principal office at 21 Waterway Avenue, Suite 525, The Woodlands, Texas 77380 ("**Assignor**"), and Friedman Industries, Incorporated, a Texas corporation, with its principal office at 1121 Judson Road, Suite 124, Longview, Texas 75601 ("**Assignee**").

WITNESSETH

WHEREAS, America's Central Port District, formerly known as Tri-City Regional Port District (the "**Port District**"), has among its privileges and powers, the power to construct, lease, operate and maintain terminals and port facilities and perform all functions incidental thereto and necessary to accomplish the Port District's primary purpose within the boundaries of the District in Madison County, Illinois; and

WHEREAS, the Port District has a lease with the Department of the Army No. DACW43-1-06-65, as may be amended; and

WHEREAS, the Port District and Robinson Steel Co Inc., entered into an Amended and Restated Agreement of Lease on January 11, 2010 for the lease of that certain parcel of land in Madison County, Illinois, generally known as Parcel 1-B (Laser Parcel) and located at 2325 North Street, Granite City, Illinois (as more particularly described in the Lease) (the "**Lease**"); and

WHEREAS, Robinson Steel Co Inc. assigned all of its rights, interests and obligations in and under the Lease to Robinson Laser, LLC, a Delaware limited liability company, and Robinson Laser, LLC, a Delaware limited liability company assumed all of Robinson Steel Co Inc.'s rights, interests and obligations in and under the Lease; and

WHEREAS, Robinson Laser, LLC, a Delaware limited liability company assigned all of its rights, interests and obligations in and under the Lease to Cargill, Incorporated, a Delaware corporation, and Cargill, Incorporated, a Delaware corporation assumed all of Robinson Laser, LLC, a Delaware limited liability company's rights, interests and obligations in and under the Lease; and

WHEREAS, Cargill, Incorporated, a Delaware corporation assigned all of its rights, interests and obligations in and under the Lease to Assignor, and Assignor assumed all of Cargill, Incorporated, a Delaware corporation's rights, interests and obligations in and under the Lease; and

WHEREAS, the Port District and Assignor entered into that certain Agreement of Easement for rail extension dated effective as of November 4, 2021 (the "**Easement**");

WHEREAS, Assignor and Assignee are parties, along with others, to an Asset Purchase Agreement dated on or about the date of this Agreement, under which Assignor agrees to transfer to Assignee, and Assignee agrees to purchase from Assignor certain assets including all of Assignor's rights, interest and obligations in and under the Lease and the Easement (the "**APA**"); and

WHEREAS, Assignor wishes to assign its rights and interests in and to, and obligations under the aforesaid Lease and Easement between the Port District and Assignor to Assignee; and

WHEREAS, Assignee is willing to assume Assignor's responsibilities and obligations to the Port District under the Lease and the Easement.

NOW, THEREFORE, in consideration of the premises and ONE AND NO/100 DOLLARS ($1.00) and other good and valuable consideration in hand paid and the mutual promises and covenants of the parties hereto, it is agreed as follows:

1. Assignor hereby assigns all of its rights, interest and obligations in the Lease and Easement to Assignee.

2. Assignee hereby assumes the obligations under the Lease and Easement and shall make all payments required by the Lease and shall comply with all terms and conditions of said Lease and Easement required to be performed by Assignor, and said Lease is hereby incorporated as **Exhibit A** attached hereto, and said Easement is hereby incorporated as **Exhibit B**. All the terms of said Lease and Easement shall be read and understood herein in the same manner as they are expressed in said Lease and Easement.

3. The effectiveness of this Agreement is conditioned upon the successful completion of the Closing under the APA by no later than the 30th day of April, 2022, or such later date as the parties may agree in writing, in any event not to be later than June 15, 2022 (the "**Outside Closing Date**"). If the Closing does not occur on or before the Outside Closing Date, then this Agreement is automatically void and of no further force or effect. The assignment is effective as and from the Closing Date. The terms "**Closing**" and "**Closing Date**" having the definitions given them in the APA.

4. The parties may execute this Agreement in counterparts, each of which constitutes an original, and both of which together constitute only one agreement. The signatures of both parties do not need to appear on the same counterpart, and delivery of an executed counterpart signature page electronically is as effective as executing and delivering this Agreement in the presence of the other party to this Agreement.

[*Signatures on following page(s)*]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement on the date mentioned first hereinabove.

ASSIGNOR:

PLATEPLUS INC.,
a Delaware corporation

By:________________________________
Akito Nakamura,
President and CEO

ASSIGNEE:

FRIEDMAN INDUSTRIES, INCORPORATED,
a Texas corporation

By:________________________________
Mike Taylor
President and CEO

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement on the date mentioned first hereinabove.

ASSIGNOR:

PLATEPLUS INC.,
a Delaware corporation

By: ______________________
Akito Nakamura,
President and CEO

ASSIGNEE:

FRIEDMAN INDUSTRIES, INCORPORATED,
a Texas corporation

By: ______________________
Mike Taylor,
President and CEO

EXHIBIT A

ASSIGNMENT AND ASSUMPTION OF LEASE

This Assignment and Assumption of Lease ("Agreement"), made this __ day of October, 2013, by and among Robinson Laser, LLC, a Delaware limited liability company with its principal place of business at 4303 Kennedy Avenue, East Chicago, Indiana 46312, hereinafter sometimes referred to as "Assignor" or "Lessee," and Cargill, Incorporated, a Delaware corporation, with its principal office at 9350 Excelsior Boulevard, Hopkins, Minnesota 55343, hereinafter sometimes referred to as "Assignee."

WITNESSETH

WHEREAS, the Tri-City Regional Port District, hereinafter sometimes referred to as the "Port District", has among its privileges and powers, the power to construct, lease, operate and maintain terminals and port facilities and perform all functions incidental thereto and necessary to accomplish the Port District's primary purpose within the boundaries of the District in Madison County, Illinois; and

WHEREAS, the Port District has a lease with the Department of the Army No. DACW43-1-06-65, as amended; and

WHEREAS, the Port District and Robinson Steel Co Inc entered into an Amended and Restated Agreement of Lease on January 11, 2010 (the "Lease"); and

WHEREAS, Robinson Steel Co Inc has assigned all of its rights, interests and obligations in and under the Lease to Assignor, and Assignor has assumed all of Robinson Steel Co Inc's rights, interests and obligations in and under the Lease; and

WHEREAS, Assignor and Assignee are parties, along with others, to an Asset Purchase and Sale Agreement dated on or about the date of this Agreement under which Assignor agrees to transfer to Assignee, and Assignee agrees to purchase from Assignor, certain assets, including all of Assignor's rights, interest and obligations in and under the Lease (the "APA"); and

WHEREAS, Assignor wishes to assign its rights and interests in and to, and obligations under, the aforesaid Lease between the Tri-City Regional Port District and Assignor to Assignee; and

WHEREAS, Assignee is willing to assume Assignor's responsibilities and obligations to the Port District under the Lease.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) and other good and valuable consideration in hand paid and the mutual promises and covenants of the parties hereto, it is agreed as follows:

1. Assignor hereby assigns all of its rights, interest and obligations in the Lease to the Assignee.

2. Assignee hereby assumes the obligations under the Lease and shall make all payments required thereby and shall comply with all terms and conditions of said Lease required to be performed by Assignor, and said Lease is hereby incorporated herein as Exhibit A attached hereto. All the terms of said Lease shall be read and understood herein in the same manner as they are expressed in said Lease.

3. The effectiveness of this Agreement is conditioned upon the successful completion of the Closing under the APA by no later than October 30, 2013 or such later date as the parties may agree in writing (the "Drop Dead Date"). If the Closing does not occur on or before the Drop Dead Date then this Agreement is automatically void and of no further force or effect. The assignment is effective as and from the Closing Date. "Closing" and "Closing Date" having the definitions given them in the APA.

4. The parties may execute this Agreement in counterparts, each of which constitutes an original, and both of which together constitute only one agreement. The signatures of both parties do not need to appear on the same counterpart, and delivery of an executed counterpart signature page electronically is as effective as executing and delivering this Agreement in the presence of the other party to this Agreement. This Agreement is effective upon delivery of one executed counterpart from each party to the other, or delivery of one executed counterpart to the Port District.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date above mentioned.

ASSIGNOR:

ROBINSON LASER, LLC, a Delaware limited liability company

By:____________________
Name: ____________________
Title: ____________________

ASSIGNEE:

CARGILL, INCORPORATED, a Delaware corporation

By: [signature]
Name: Mike Taylor
Title: Vice President

EXHIBIT A

Lease

[SEE ATTACHED]

AMENDED AND RESTATED AGREEMENT OF LEASE BETWEEN TRI-CITY REGIONAL PORT DISTRICT, A MUNICIPAL CORPORATION OF THE STATE OF ILLINOIS AND ROBINSON STEEL CO., INC., AN INDIANA CORPORATION

This Amended and Restated Agreement of Lease is entered into this 11th day of January , 2010 ("Effective Date") by and between the Tri-City Regional Port District, a Municipal Corporation of the State of Illinois, created by the State of Illinois and authorized by the Tri-City Regional Port District Act of 1959, as amended, hereinafter sometimes referred to as "Port District", "District", or "Lessor" and Robinson Steel Co., Inc., an Indiana corporation, with its principal place of business at 4303 Kennedy Avenue, East Chicago, Indiana 46312, hereinafter sometimes referred to as "Company" or "Lessee",

WITNESSETH:

WHEREAS, the Port District has, among its privileges and powers, the power to construct, lease, operate and maintain terminals and port facilities and to perform all functions incidental thereto and necessary to accomplish the Port District's primary purpose within the boundaries of the Tri-City Regional Port District in Madison County, Illinois; and

WHEREAS, the Port District has leased multiple parcels of land from the Department of the Army (wherein the District is sometimes identified as the "Tri-Cities Regional Port District") pursuant to the terms of that certain Department of the Army Lease designated No. DACW43-1-06-65 executed by the Army on 15th day of September, 2006, and by the Port District on the 11th day of September, 2006, as amended by that certain Amendment to Lease dated September 19, 2008 (as amended, the "Government Lease"). Said Government Lease is currently for a term of expiring on June 30, 2055. A copy of said Government Lease is attached hereto as Exhibit C; and

WHEREAS, the Port District and the Company originally entered into that certain Agreement of Lease dated as of September 9, 1991 by and between the Port District, as lessor,

and the Company, as lessee, as amended by First Amendment dated October 21, 1991 by and between the Port District and the Company and Second Amendment dated June 1, 2000 by and between the Port District and the Company (collectively, the "Original Sublease") to sublease the Company certain land leased by the Port District under the Government Lease.

WHEREAS, the Port District and the Company desire to amend and restate the entire Original Sublease to modify the description of the land thereunder on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) and other good and valuable consideration in hand paid and the mutual promises and covenants the parties hereto agree as follows, to-wit:

ARTICLE I - THE PREMISES

Section 1.1 – The District agrees to demise and lease, and by these presents does demise and lease to Robinson Steel Co, Inc. the following described real estate, hereinafter called "Demised Premises", the "Leased Premises" or the "Premises" to-wit:

> Parcel IB – A tract of land being part of U.S. Survey 594, Claim 1865 in the southwest quarter of Section 12, Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, being more particularly described as follows:
>
> Commencing at the intersection of the easterly line of U.S. Survey 594 Claim 1865 with the southerly line of lot 12 in "3rd Subdivision of the W. R. Benjamin Tract" as recorded in Plat Book 19 on page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minute 00 seconds West, along the southerly line of said subdivision and its extension, a distance of 1150.78 feet to the centerline of road (as traveled); thence South 40 degrees 06 minutes 42 seconds West, along said centerline, a distance of 72.02 feet; thence North 68 degrees 50 minutes 20 seconds West a distance of 39.00 feet; around a curve to the left having a radius of 250.00 feet, through a central angle of 48 degrees 25 minutes 49 seconds chord bearing South 86 degrees 56 minutes 46 seconds West, an arc distance of 211.32 feet; thence North 27 degrees 16 minutes 09 seconds West a distance of 30.00 feet; thence around a curve to the right having a radius of 220.00

feet, through a central angle of 27 degrees 12' 42", chord bearing South 76 degrees 20' 13" West, an arc distance of 104.49 feet to an iron pin; thence South 89 degrees 56 minutes 34 seconds West a distance of 146.38 feet to the point of beginning; thence continuing South 89 degrees 56 minutes 34 seconds West, a distance of 243.99 feet; thence northwesterly along a curve to the right a radius of 370.00 feet, a chord bearing of North 78 degrees 31 minutes 30 seconds West, an arc distance of 148.94 feet; thence North 10 degrees 24 minutes 04 seconds East, a distance of 686.61 feet; thence North 89 degrees 56 minutes 34 seconds East, a distance of 264.14 feet; thence South 00 degrees 04 minutes 17 seconds East, a distance of 704.77 feet to the point of beginning, containing 230,577 square feet, or 5.29 acres, more or less.

All as shown and delineated on Exhibit A attached hereto.

To have and to hold said described land for a term beginning on the Effective Date and ending on the 31st day of August, 2023, with all rights and privileges, easements and appurtenances thereto belonging, and subject to all restrictions, rights and privileges arising under and by virtue of the Government Lease hereinabove referred to, for the use of Company in the manner hereinafter provided for the purpose of constructing, installing, operating and maintaining facilities for the processing of steel, including laser cutting related thereto. Said facilities shall consist of a 108,000 square foot processing/warehouse facility with truck apron with approximate dimensions of 180' X 600'. (Now existing on Parcel 1)

Lessee shall have the option of extending this Lease Agreement for an additional twenty (20) year term in the manner hereinafter provided (it being understood that such option exercised on one or more occasions if the Government Lease is extended on more than one occasion.) This option is subject to the extension of the existing term of the Government Lease which terminates on the 31st day of August, 2023. If said Government Lease is not extended for an additional 20 years, then the option herewith granted to the Lessee shall be limited to a term equal to or less than (whichever Lessee elects) the number of years represented by each extension of said Government Lease. The Port District will make a diligent and good faith effort to extend said

Government Lease and will initiate negotiations for an extension thereof before August 31, 2020, said date being three years prior to the termination of the original term of said Government Lease on August 31, 2023. The Port District will keep Lessee advised of the status of said negotiations and shall deliver to Lessee a true and accurate copy of the applicable extension agreement promptly upon its execution. All of the terms and conditions of this Lease shall continue in full force and effect for any such extended period except that the rental to be paid during the said extended period shall be the rental due under the calculation described in Section 1.4 hereof at the time of any such extension or extensions. The Lessee Company shall give the Port District Lessor written notice of its intention to extend its primary term for the period or periods hereinabove described at least six (6) months prior to the expiration of its primary lease (or the then applicable option term).

Section 1.2- Lessor agrees to provide for Lessee's use (in conjunction with other users) all existing trucking concourses and pipelines controlled by the Lessor adjacent to the Demised Premises and a means of reasonable ingress and egress to the area under lease to the Company. The Port District constructed Port Truck Haul Road, connecting the Port District General Cargo Dock by an extension of North Street with Old Rock Road. The location of said Truck Haul Road is shown on **Exhibit B** as attached. The Haul Road follows the following described line:

> Starting from the existing roadway serving the General Cargo Dock and the Granite City Steel Dock, the Haul Road will connect to the East Canal Levee Road and then follow the levy road northerly to a point approximately 550 feet north of Rock Road, the haul road will then follow an extension of North Street, which will be constructed as part of the haul road, connecting the levy road and Old Rock Road. The land subject to this lease as described in Section 1.1 has frontage on the North Street extension.

Said Haul Road accommodates a limit of 18,000 pounds per axle.

The use of said trucking concourses and pipelines and means of ingress and egress is to be subject, at all times during the period of this lease, to the rights of the Lessor or its assigns to

construct, operate, maintain and use said facilities, and further subject to the right of the Lessor to determine speed and safety procedure, to control and approve of the method of operation, including the switching and handling of trucks or rail cars, if any, overland along any roadway or trackage adjacent to the leased premises and area service ways used in conjunction with or in relation to the leased premises; provided, however, that Lessor shall not exercise such rights in any manner that will be incompatible with Lessee's reasonable use and operation of its leased premises.

Section 1.3 - The land and the improvements that may hereafter be erected thereon and which are to be operated by Lessee are to be used for the purpose of constructing, installing, operating and maintaining a warehouse and office facility for the processing of steel, including laser cutting and storage thereof, which shall be duly licensed at all times when a license for such operation is required. Said installations and their maintenance and operation shall be in accordance with the power and authority of the District as created by an Act of the Legislature of the State of Illinois. Lessor hereby represents that this Lease and the construction of said facilities are consistent with and in accordance with the power and authority of the District under the Act.

Section 1.4 – Lessee, Company hereby agrees and covenants to pay Lessor, Port District, at said District's office, 2801 Rock Road, Granite City, Illinois, 62040, or at such other place in Madison County, Illinois, as said Port District may, from time to time, designate in writing, a rental of One Thousand Six Hundred Seventy Six and 03/100ths Dollars ($1,676.03) per acre per annum for the Demised Premises, made in quarterly installments. Rental for the Demised Premises is now payable and shall continue to be payable in accordance with the Schedule set forth hereafter and shall be pro-rated for any part of a quarter remaining at the time of termination of this Lease. The quarterly installments shall be made each January 1, April 1, July

1 and October 1. All rentals shall be pro-rated for any part of a quarter remaining at the time of termination of this Lease.

If payment of any rental is not made to the Port District within five days of the date when due, a penalty equal to the then existing prime interest rate (as publicly established from time to time by JP Morgan Chase, N.A. or its successors, plus an additional 6 percentage points, calculated on an annual basis, may be assessed by the Port District against the late payment and if assessed shall be paid by the Lessee.

Rental is to be adjusted only upward in accordance with the Producers Price Index (PPI) for industrial commodities as published by the Bureau of Labor Statistics of the U.S. Department of Labor, or any successor index (hereafter, the "PPI"), every five (5) years on the anniversary of September 9, 1991 (i.e., September 9, 1996, September 9, 2001, September 9, 2006, September 9, 2011, September 9, 2016, September 9, 2021, etc.). Such increase, if any, shall be determined by comparing the then applicable PPI of September 9, 1991 to the most currently available PPI. The rate of any rental increase for any five year period, however, shall not exceed 18% of the then existing rental payment irrespective of an increase in the PPI.

The rentals described in this Section 1.4 shall be payable during the primary term and the option terms described in Section 1.1 hereof. The rental provisions made in this Paragraph are subject to and conditioned upon the renewal or extension of said Government Lease at the level of the rentals currently required under said Lease. If said rentals on said Government Lease are increased, during the term of this Lease or any extension thereof, the rentals then payable by Lessee to Lessor under this Lease hereafter shall be increased by a like amount on a per acre basis; however, Lessor and Lessee expressly acknowledge and agree that the maximum amount of rent increases due from Lessee per acre under this Lease, which rent increases are attributable to increases in rentals of the Government Lease (as opposed to increases based on the Producer's

Price Index, more fully described above), shall not exceed $500.00 per acre through the primary term of this Lease.

Section 1.5 - In addition to the rental, Lessee shall pay all charges for heating, cooling, and water and all electricity, gas, sewer and other utility service rendered to the Demised Premises, only. Lessee will pay the cost of installation of any meter required to determine the amount of charges for the utilities service furnished to the Demised Premises. Notwithstanding the immediately preceding sentence, Lessor Port District will provide for the extension of water and sewer utilities lines to the Southeast corner of the Demised Premises. Nothing herein shall be interpreted to require the District to extend electric or gas service to the Demised Premises.

Section 1.6 - The improvements and installations described herein and now existing and any improvements and installations subsequently installed on the Premises have been and/or shall be erected on the Demised Premises by the Lessee. Said improvements erected on the Demised Premises for or in behalf of the Lessee shall be Lessee's property, but, said improvements shall remain on the Demised Premises during the term of this Lease and shall not be removed during the term except as provided in Section 2.13 of this Lease. The use of any improvements erected on said demised premises shall be consistent with the statutory and constitutional powers of the Port District, and shall be in compliance with this lease and the laws of the State of Illinois and the United States of America, and the applicable laws of the County of Madison, or any other unit of local government whose boundaries may encompass the Demised Premises and shall be subject to compliance with the provisions of the "Government Lease", Contract No. DACW43-1-06-65 and all amendments thereto, which, by this reference are made a part hereof and the plans and specifications of any improvement hereinafter situated on said Demised Premises must be approved by the Tri-City Regional Port District and the Corps of Engineers, St. Louis District. By the execution of this Lease, Lessor represents that the use of

the Demised Premises, as permitted and described in this Lease is consistent with the statutory and constitutional powers of the Port District.

Specifically, Lessee shall have the right, at its sole cost and expense, from time to time to extend or alter the improvements and facilities on the Demised Premise and to extend an electric service line, and a natural gas main to the Demised Premises, the location of such extensions to be approved by the Port District. Any approval by the Port District required under this Lease shall not be unreasonably withheld; provided, however, that with respect to the construction of any improvements (a) Lessee provides the Port District and the Corps of Engineers, St. Louis District, with plans and specifications for any such construction or alterations and such plans and specifications are approved by the Port District and the Corps of Engineers, (b) none of the construction activity materially interferes with the business operation of other tenants of the Port District or occurs off the leasehold premises without the Port District's consent (which consent will not be unreasonably withheld or delayed.) Lessee shall accomplish the completion of any construction free and clear of all mechanic's liens.

Section 1.7 – [Intentionally deleted]

Section 1.8 - The rights herein granted to the Lessee Company are limited to the operations of the Port District authorized to be conducted on lands demised under the Government Lease described in the recitals herein. This Lease and the construction of all improvements made hereunder are subject to the approval of the Corps of Engineers. The Corps of Engineers has approved the improvements and uses set forth in Section 1.1 and Section 1.3 above.

Section 1.9 - This Lease is made subject to easements for construction, operation and maintenance of railroad tracks, roadways, walks, pipelines, poles and wires, upon, over and across the land affected by said lease whether said easements are now in effect or may hereafter

be placed in effect by the exercise of the Lessor's rights, herewith reserved, to locate said easements for its purpose over and across said land. The Port District shall make its best effort to locate any such new easements or any relocation of presently existing easements in a manner designed to best avoid interference with Lessee's use of the Demised Premises. This Lease is also made specifically subject to the rights of the United States Government specified in the Government Lease with respect to easements, land regulations and supplemental controls specified therein. Lessee shall be credited in rentals for any deprivation of the use of the land covered by this Lease which results from the establishment of such easements hereafter in proportion to the amount of land in the Leased Premises which can no longer be used by Lessee. If the Lessee is deprived of the use of all or any part of the manufacturing and storage facility described herein as a result of the creation of the aforesaid easements, regulations and controls, the rental described herein shall abate on a proportional basis, based on that portion of Lessee's facility that Lessee is unable to utilize for the purpose for which it was built. Nothing in this lease or paragraph contained shall operate to bind the Port District to compensate for the taking of any land or facilities by the United states Government under the terms and conditions of the Government Lease and in such event nothing in this Lease shall be deemed to deprive the Lessee by any compensation received or claim made therefor from the United States Government for any taking by the United States Government.

ARTICLE II - LESSEE'S COVENANTS

Section 2.1 - Subject to the obligations imposed on Lessor under Sections 1.2 and 1.5 above, Lessee covenants and agrees that it will be responsible for and pay all costs associated with Lessee's lease of said land, including, but not limited to, all taxes and assessments (but only to the extent that such taxes and assessments are levied on the Demised Premises, and not on any other real property, and that such taxes and assessments are due and payable based on

assessments made during the term of this Lease) and costs incurred for labor, necessary to create and to operate and maintain the facilities installed on said leased land by Lessee, and payment for commodities and contractual services for maintenance and operation, payment for utility and sanitary sewer charges, and payment for insurance. The Lessee understands and agrees that except as otherwise provided in Sections 1.2 and 1.5 above, Lessor will make no physical improvements to the land described in Section 1.1 or be responsible for the cost of any such improvements or installations made thereon and that none of the costs pertaining to operation of the facility shall be or become an obligation or responsibility of the Port District.

Section 2.2 - Lessee shall pay the rental specified in Section 1.4 above as same becomes due and payable.

Section 2.3 - Lessee covenants and agrees to operate facilities and improvements subject to the terms and conditions set forth herein.

Section 2.4 - Lessee covenants and agrees that during the entire term of this Agreement, it will keep the Demised Premises in good order, condition and repair and it will maintain and repair all roads, tracks, buildings, and other facilities hereafter erected on the Leased Premises by Lessee. If Lessee Company fails or refuses to provide said maintenance and repair for any of its facilities or improvements described in this Paragraph, Lessor Port District may, but need not, take the necessary steps to put said premises and facilities, in good order, condition or repair and Lessee shall pay Lessor the cost thereof as rent hereunder and Lessor may take action on Lessee's default in payment after ten (10) days' written notice of the amount due in the same manner as in the event of Lessee's default in payments as hereinafter provided. Prior to Lessor's exercise of the rights granted in the immediately preceding sentence, Lessee shall have the right to cure said default as described in Paragraph 4.1(b) of this Lease.

Section 2.5 - Lessee shall permit Lessor and/or an engineer designated by Lessor to enter upon the Demised Premises at all reasonable hours for the purpose of inspecting same, and Lessor shall not, except in cases of emergency, exercise this privilege in such a way as to unreasonably interfere with Lessee's business. Such inspections shall be conducted during normal business hours and in the company of Lessee's representatives.

Section 2.6 - Lessee shall not, without the prior written consent of Lessor, use or occupy the Demised Premises for any purpose whatsoever other than that specified in Sections 1.1 and 1.3 above. Lessee shall not use the Demised Premises for any unlawful purpose and shall at its own expense, comply with all ordinances, laws, rules, and regulations of the Tri-City Regional Port District, the County of Madison, the State of Illinois, the United States of America and all lawful authorities, agencies and departments of the aforementioned governmental entities having jurisdiction in the Premises. Lessee will also be responsible for installing or erecting all environmental pollution control devices that are or may be hereafter required by a local, state or federal regulatory agency with respect to Lessee's facilities and for the proper operation and maintenance of said environmental pollution control devices.

Lessee shall be responsible for the clean-up of any spillage of materials delivered to or shipped from its facilities by any means of conveyance and shall immediately undertake to clean up such spillage whether such spillage occurs on the subject Premises or land or roadways adjacent to or leading to or from the subject Premises. Notwithstanding the preceding sentence, however, it is understood and agreed that Lessee's responsibility is limited to any spillage that occurs during the term of this Lease, unless such spillage is caused by Lessor, its agents, representatives or employees or any other party acting within Lessor's control.

Lessee further agrees not to use or permit to be brought upon the Demised Premises or to permit to be done thereon any act or thing which will invalidate or which, if brought on, would

be in conflict with any insurance policy covering the Demised Premises or bring or keep anything thereon which will not comply with all rules, orders, regulations, or requirements of the Board of Fire Underwriters or any similar organization and Lessee shall at all times make a good faith effort to comply with all such rules, orders, regulations or requirements. And Lessee shall not do or permit anything on its Leased Premises which constitutes a public nuisance. Lessor shall provide Lessee with copies of its insurance policies at least bi-annually.

Lessee agrees to indemnify and hold the Port District harmless from any and all penalties, damage or charges actually imposed or losses or expenses actually incurred by the Port District solely as a result of the violation of any Federal, State or Municipal law or regulation or ordinance by the Lessee, its customers, officers, agents, employees, guests or invitees which violation(s) occurs at or on the Demised Premises and arises directly out of or as a result of, the operations of Lessee at or on the Demised Premises.

Section 2.7 - The Lessee shall not assign, transfer, sublease or sell this Lease or any right thereunder without the prior written approval of the Lessor, which approval shall not be unreasonably withheld or processing thereof delayed nor shall Lessee assign, transfer, sublease or sell this Lease without the prior approval of the District Engineer, United States Army Engineer District, St. Louis, Missouri. However, Lessee without obtaining the prior consent of Lessor, may enter into contracts of the kind usually and customarily entered into in the conduct of the Lessee's business permitted under the terms and provisions of this lease. Notwithstanding any assignment or sale, Lessee shall at all times remain liable for performance of all covenants and conditions to be performed under this Lease, including, but not limited to payment of all monetary amounts herein specified. Notwithstanding anything contained herein to the contrary, Lessee may assign or otherwise transfer this Lease to Cargill, Incorporated without the prior approval of the Lessor or the District Engineer, United States Army Engineer District, St. Louis,

Missouri, provided that Lessee provides prior written notice to each of the Lessor and the District Engineer, United States Army Engineer District, St. Louis, Missouri, of such transfer or assignment to Cargill.

Section 2.8 - Lessee shall give Lessor immediate written notice of all accidents of which Lessee has actual knowledge and which occur on the Premises.

Section 2.9 - Lessee agrees to indemnify and hold Lessor, the United States Government and the Secretary of the Army harmless from any and all liability, judgment, costs, damages and expenses, including reasonable attorneys' fees (collectively "Damages"), that actually accrue against, are charged to, or are recovered from Lessor by reason of, or on account of damages to: the property of Lessor; the property of Lessee; or the property of any third party or parties; or the property of, injury to, or death of any person, arising from Lessee's use, alteration, occupancy or operation of the facilities or improvements on the Demised Premises and any easements herewith granted, including acts of Lessee's agents, contractors and subcontractors. Lessee shall give Lessor prompt and timely notice of any actual written claim made or suit instituted by service of summons and complaint on Lessee, which in any way, adversely affects Lessor or its insurer with respect to the Demised Premises, and Lessor or its insurer shall have the right to compromise and defend the same to the extent of their own interests. Nothing contained herein will require Lessee to give notice of claims or litigation against Lessee that are unrelated to this Lease. Lessor shall give Lessee prompt and timely notice of any claim or any suit for personal injury or property damage instituted which adversely affects Lessee.

Any final non-appealable judgment rendered against Lessor by a court of competent jurisdiction for any cause for which Lessee is liable under this Section 2.9, shall be conclusive against Lessee as to liability and dollar amount. Except as hereinafter provided, Lessee shall, at its own expense, keep in force or cause to be kept in force, insurance of the following types and

in not less than the following amounts, issued by a company or companies of sound and adequate financial responsibility, licensed to do business in the State of Illinois, and reasonably approved by Lessor, to-wit:

(a) Comprehensive public liability insurance in the amount of $5,000,000 per person and in the amount of $5,000,000 per accident.

(b) Comprehensive property damage insurance in the amount of $5,000,000 per accident.

Said amounts of coverage shall be reviewed every three (3) years, upon the anniversary of this lease, during the effectiveness of this lease and increased if necessary by amounts mutually and reasonably agreed upon by the Lessor and Lessee.

All such policies of insurance shall insure Lessee and Lessor against all liabilities for accidents arising out of or in connection with Lessee's use and occupancy of, and operations on land, and facilities and improvements erected thereon. Lessee shall furnish to Lessor certificates evidencing such insurance, naming Lessor as an additional insured thereunder.

Lessee shall also carry Worker's Compensation and Employer's Liability Insurance to cover accidental injury to any of Lessee's employees as provided by the Workmen's Compensation Law of Illinois. Evidence of procuring and maintenance of such insurance shall be furnished by Lessee to Lessor.

Section 2.10 - Lessee agrees that in case of the substantial damage or destruction of the facilities constructed by Lessee and situated on the Demised Premises, the Lessee shall have 180 days (from the date on which the casualty occurs), in which to begin to reconstruct said facilities or restore the Premises to their original condition; thereafter, Lessee shall proceed with all due diligence to reconstruct the Premises and facility within 360 days of said damage or destruction. Failure to commence action to restore and/or rebuild within the specified time and to continue said action with due diligence shall entitle Lessor to terminate this Lease without relieving

Lessee of its obligation to pay all rentals and charges described herein for the full term of this Lease and Lessor may also restore the premises at Lessor's cost. Notwithstanding the preceding provisions of this Section 2.10, if Lessee is delayed in the commencement and/or the completion of the action to restore by severe weather conditions or by strikes, lockouts, fire, unusual delay by common carriers, unavoidable casualties, or any causes beyond Lessee's control, then the time of commencement or completion, as the case may be, shall be extended for the period of time of any delay resulting from any or all of the causes aforesaid.

Section 2.11 - Lessee covenants and agrees:

A. That this Lease is subject to, subordinate to, and limited by the terms of the Department of the Army Lease No. No. DACW43-1-06-65 executed by the Army on 15th day of September, 2006, and by the Port District on the 11th day of September, 2006, as amended by that certain Amendment to Lease dated September 19, 2008. Said Government Lease is currently for a term of expiring on June 30, 2055.

B. Not to do nor permit anything to be done which constitutes a breach of the Government Lease or cause the Government Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Department of the Army under said Government Lease; to indemnify and hold the Port District harmless, and does hereby indemnify and hold the Port District harmless, from and against all claims of any kind or nature whatsoever that the Port District actually suffers or incurs as a direct result of any breach or default on the part of Lessee by reason of which the Government Leases may be terminated or forfeited, except to the extent that the cause of said claims is due to the sole fault or neglect of the Port District or its agents, representatives or employees and/or some third party other than the Lessee;

C. That the Lessee has read and is familiar with the terms of the Government Lease.

Section 2.12 - Lessee covenants and agrees it will pay its pro rata share for general port area security service. The cost of said service is to be pro rated among the tenants of the District.

Section 2.13 - At the expiration of this Lease or any valid extension thereof, the Lessee shall deliver the possession of the subject Premises to the Port District in good order and condition, ordinary wear and tear excepted, and shall, within a reasonable time period after the

expiration or termination of this Lease, remove any and all improvements made thereon by Lessee, unless said obligation to remove is excused by direction of the Port District at that time. Upon the Lessee's failure to so remove and restore said Premises, the Port District may restore the Premises and facilities or remove same and Lessee shall be liable for payment of the documented cost thereof to the Port District.

Section 2.14 - Lessee covenants that it will not make any capital additions, improvements or modifications to the erected structural aspects of the facilities that Lessee erects on the Leased Premises without the prior written consent of the District, which shall not be unreasonably withheld, nor will the Lessee undertake any action which will result in the creation of a lien on the facility or the Premises. The Port District shall consider and respond to Lessee's request for approval under this Section 2.14 within 60 days of the actual receipt of such request. Failure of the Lessor Port District to act within that time period shall be considered to be operative as a consent to said addition, improvements or modifications.

Section 2.15 - Lessee covenants that it will, at the termination of this Lease, by lapse of time or otherwise, yield up immediate possession to the District (subject to Lessee's right to enter the Demised Premises for a reasonable period of time after the expiration or termination of this Lease in order to permit Lessee an opportunity to comply with the terms of Section 2.13 above; provided, however, that in no event shall a time period beyond 90 days be considered reasonable). Upon failing to do so, Lessee will pay as liquidated damages for the time such possession is withheld, the sum equivalent to Two Hundred Percent (200%) of the rent payments applicable under this Lease as of the date on which this Lease expires or terminates, computed on a monthly basis. Such payment shall not prevent the District from exercising all rights it may have to prevent Lessee from holding possession of the facility.

ARTICLE III - LESSOR'S COVENANTS

Section 3.1 - Lessor represents, warrants and covenants that it has good and sufficient interest in and to the Leasehold Premises herein described and has lawful right to make this Lease for the term aforesaid, and that it has taken all actions necessary to assure the lawful execution of this Lease and covenants that if, Lessee shall pay the rental and perform all the covenants and provisions of this Lease to be performed by said Lessee, Lessee shall have the right, during the term of this Lease or any extension thereof, to freely, peaceably and quietly occupy and enjoy the full and exclusive possession of the premises and the tenements, hereditament and appurtenances thereunto belonging and, the rights and privileges herein granted, without molestation or hindrance, and Lessor or its Representatives will defend Lessee's rights as herein granted. Lessor's title and right to hold said land is subject to, and based upon, the above-described Government Lease. There are no other agreements with the Department of the Army affecting the Demised Premises other than the aforesaid Government Lease and same is in full force and effect and Lessor has no knowledge of any default in its obligations thereunder..

Section 3.2 – [Intentionally Deleted.]

Section 3.3 - Lessor Port District will maintain and keep in repair, satisfactory to accomplish Lessee's reasonable use thereof, all roads, and access ways located on Port District property or property controlled by the Port District and used by Lessee for access to the Demised Premises. Failure of Lessor Port to act to clear said access roads of any physical obstruction which limits Lessee's use of said facilities within ten days of the first instance of said obstruction shall constitute authority for Lessee to remove said obstacle at Lessor's expense.

Section 3.4 - Lessor District covenants and agrees that it will comply with the terms and conditions of the Government Lease during the term of this Lease or any extension thereof and

will promptly advise Lessee of any notice of default, breach or forfeiture given to the Port by the Department of the Army. The Port will not violate, breach, cancel, amend or reduce the term of the Government Lease affecting Lessee Company's Leased Premises herein specified during the term of this Lease or any extension thereof.

Section 3.5 - Lessor will promptly notify Lessee of receipt of any notice from the Secretary of the Army that the Army's right under Paragraph 18 of the Government Lease may be exercised to terminate the Government Lease by reason of non-use of all or any substantial portion of the 217.3 acres covered in the Government Lease for a period of five consecutive years. Lessor will act with due diligence to prevent such cause for termination of the Government Lease.

Section 3.6 - Lessor represents and warrants that it has a good and merchantable leasehold interest in and to the Demised Premises described on Exhibit A, subject to the terms of the Government Lease; that the Demised Premises has access to public roads; that there are no matters, and no third party has any rights, which would in any way interfere with the Lessee's improvement or use of the Demised Premises and that the Demised Premises is zoned for the uses described in Section 1.1 and Section 1.3 above.

Section 3.7- The Port District represents and warrants, or covenants, as the case may be, that (a) except as otherwise specifically disclosed in that certain environmental report issued August 12, 1991, by John Mathes & Associates, Inc., for Project No. 17278; on November 25, 1997 by Philip Services Corp., for Project No. 113844; and that certain environmental report of February, 1998 by Philip Services Corp., and the letter dated May 15, 1998 from the Corps of Engineers, the Port District has no knowledge of past or current presence, disposal, or storage of any hazardous or toxic substances or materials at, on, in or under the Demised Premises.

Section 3.8 - Lessor covenants and agrees that it has delivered to Lessee true, accurate and complete copies of the Government Lease which relates to the leasehold premises described in Section 1.1 hereof.

Section 3.9 - Lessor hereby covenants and agrees that, throughout the term of this Lease and any extension thereof, Lessor shall continuously maintain comprehensive general liability insurance and property damage insurance applicable to its territory and properties. Such insurance coverages shall be maintained in amounts, and shall provide for deductible amounts, deemed from time to time, normal and customary for governmental bodies comparable to the Port District.

ARTICLE IV - MUTUAL COVENANTS

Section 4.1 - If one or more of the following events (hereinafter sometimes called "defaults") shall happen and be continuing, same shall be and constitute a basis for Lessor, at its option, to treat Lessee as being in default under this Lease:

(a) If Lessee defaults in the payment of any of the rentals provided to be paid hereunder and such default shall continue for ten (10) days after written notice of such non-payment by Lessor to Lessee.

(b) If Lessee defaults in the observance or performance of any other covenant, condition, agreement or provision hereof which is not remedied within thirty (30) days after written notice of such default from Lessor to Lessee; provided, however, no default on the part of the Lessee in the performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have in good faith been commenced promptly by Lessee to rectify the same and shall be pursued to completion with diligence and continuity under the terms and conditions of this lease.

(c) If Lessee becomes bankrupt or admits its inability to pay its debts as they may mature, or makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for Lessee, or for the major part of its property.

(d) If a trustee or receiver is appointed for Lessee or from the major part of its property and is not discharged within ninety (90) days after such appointment.

(e) If bankruptcy, reorganization, arrangements, insolvency, or liquidation proceedings, or any other proceedings for relief under any of the bankruptcy laws or similar laws for the relief of debtors, are instituted by or against Lessee, and are not dismissed within ninety (90) days after such institution.

In any such case, Lessor may at its option exercise any one or more of the following remedies:

(1) Lessor may terminate this lease and Lessee's right to possession thereunder by giving to Lessee written notice of Lessor's intention so to do, in which event the term of this lease or any renewal thereof shall end, and all right, title and interest of Lessee hereunder shall expire on the date designated in such notice, which shall not be less than ten (10) days after the date of the notice by Lessor of its intention so to terminate, but Lessee shall not be released thereby from obligation to make further payments of rentals due hereunder for the full period to which said Lessee committed itself under the terms of this lease.

(2) Lessor may enforce the provisions of this lease and may enforce and protect the right of Lessor hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, but Lessee shall not thereby be released from obligation to make further payments of rentals due.

Section 4.2 - If Lessor exercises either of the remedies provided for in Subparagraph (1) or (2) of Section 4.1 hereof, Lessor may then or at any time thereafter re-enter and take complete and peaceful possession of the Demised Premises, with or without process of law, and may remove all persons therefrom, and Lessee covenants in any such event peacefully and quietly to yield up and surrender the Demised Premises to Lessor and to continue payment of the rentals provided hereunder.

Section 4.3 - If Lessor terminates the right to possession as provided in Subparagraph (1) of Section 4.1 hereof, Lessor may re-enter the Demised Premises and take possession of all

thereof (including any and all equipment and apparatus thereon), may remove any portion of the equipment, machinery and apparatus thereon which Lessor elects to so do, and may sublet or relet the Demised Premises or any part thereof from time to time for all of any part of the unexpired part of the then term thereof, or for a longer period, and Lessor may collect the rents from such reletting or subletting, and apply the same, first, to the payment of the expense of re-entry and re-letting, and secondly, to the rentals herein provided to be paid by Lessee, and in the event the proceeds of such reletting or subletting are at any time hereafter not sufficient to pay in full the foregoing, Lessee shall remain and be liable therefor, and Lessee promises and agrees to pay the amount of such deficiency from time to time, and Lessor may at any time and from time to time sue and recover judgment for any such deficiency or deficiencies. Upon the occurrence of any default by Lessee under this Lease, Lessor shall use due diligence in attempting to obtain a reletting of the facilities and to mitigate its damages.

Section 4.4 - In the event of the termination of this Lease by Lessor as provided for by Subparagraph (1) of Section 4.1 hereof, Lessor shall be entitled to recover from Lessee all the rentals accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Lessee for which Lessee is liable or in respect of which Lessee under any of the provisions hereof has agreed to indemnify Lessor, which may be then owing and unpaid, and all costs and expenses including court costs and attorneys' reasonable fees incurred by Lessor in the enforcement of its rights and remedies hereunder, and in addition, Lessor shall be entitled to recover the actual damages, including reasonable attorneys fees and court costs, which Lessor actually sustains by reason of the breach of any of the covenants of this Lease. Lessee shall be entitled to credit for any rentals received by Lessor from a reletting of the Premises.

Section 4.5 - This Lease covers in full each and every obligation of every kind and nature whatsoever between Lessee and Lessor concerning the Demised Premises.

Section 4.6 - If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by the laws of the State of Illinois.

Section 4.7 - The removal of the facilities or improvements from the Premises described in Section 1.1 shall not be operative to cause an abatement in the rentals herein provided for but said rentals shall continue to be due and payable for the term of this Lease or any extension thereof.

If the Lessee is deprived of the use of the manufacturing and storage facility described herein as a result of substantial damage to or destruction of the facilities, as a result of fire, windstorm or other natural hazards, the rental described herein shall abate. Said abatement, if same is justified, shall remain in effect for a period of not to exceed one (1) year from the date of the said damage or destruction. Said abatement will, however, in any event, cease to be applicable upon Lessee's failure to comply with the reconstruction and restoration provisions of Section 2.10 within the time limits or periods therein established.

Section 4.8 - Nothing herein contained shall operate to make or be construed to constitute Lessor and Lessee partners.

Section 4.9 - Lessor and Lessee each agree to act promptly and in a reasonable manner in respect to any and all matters arising under this Lease.

Section 4.10 - With respect to any pledge, mortgage, deed of trust, or other security interest on Lessee's leasehold interest and/or property, that may hereafter be granted or established by Lessee with the prior approval of the Port District, the Port District agrees for the

benefit of any mortgagee or holder of such mortgage, pledge, deed of trust, or other security interest to give written notice to such holder by U.S. certified mail of any alleged default under this Lease, provided that holder has theretofore registered its name and address with the Port District simultaneously with the giving of notice to Lessee, of any alleged default under this Lease.

Section 4.11 - Any notice required under the terms of this lease shall be deemed to have been given when sent by registered or certified mail or overnight courier, postage prepaid, to Lessee at 4303 Kennedy Avenue, East Chicago, Indiana 46312, and to Lessor at 2801 Rock Road, Granite City, Illinois, 62040, or at such other place as Lessee or Lessor may from time to time designate in writing. Such notice shall be considered to have been delivered three (3) business days after the date of depositing same, if service is undertaken by depositing of said notice or notices in the United States Mail, which date shall be evidenced by the records of the Post Office Department. A copy of said Notice will also be sent to Rosemary Gullikson at Sonnenschein Nath & Rosenthal LLP, 233 S. Wacker Drive, Suite 7800, Chicago, Illinois 60606, but said action shall not be deemed to be required to accomplish effective notice to the Lessee hereunder.

WITNESS the hands and corporate seals of the parties hereto on the date first hereinabove stated.

TRI-CITY REGIONAL PORT DISTRICT

BY:______________________________
CHAIRMAN

ATTEST:

____
SECRETARY

ROBINSON STEEL CO., INC.

BY: [signature]
NAME: Paul J. Labriola
TITLE: President and CEO

ATTEST:

____
SECRETARY

CONSENT OF ASSIGNMENT OF THE AMENDED AND RESTATED AGREEMENT OF LEASE BETWEEN TRI-CITY REGIONAL PORT DISTRICT, A MUNICIPAL CORPORATION OF THE STATE OF ILLINOIS AND ROBINSON STEEL CO., INC., AN INDIANA CORPORATION TO ROBINSON LASER, LLC

This Agreement, made this 12th day of March, 2012 between the Tri-City Regional Port District, a Municipal Corporation of the State of Illinois, hereinafter sometimes referred to as the "Port District" or "Lessor," and Robinson Steel Co., Inc., an Indiana Corporation with its principal place of business at 4303 Kennedy Avenue, East Chicago, Indiana 46312, hereinafter sometimes referred to as "Lessee," and Robinson Laser, LLC, a Delaware limited liability company, with its principal office at 4303 Kennedy Ave., East Chicago, IN 46312, hereinafter sometimes referred to as "Assignee."

WITNESSETH

WHEREAS, the Port District has among its privileges and powers, the power to construct, lease, operate and maintain terminals and port facilities and perform all functions incidental thereto and necessary to accomplish the Port District's primary purpose within the boundaries of the District in Madison County, Illinois; and

WHEREAS, the Port District has a lease with the Department of the Army No. DACW43-1-06-65, as amended; and

WHEREAS, Robinson Steel Co., Inc., wishes to assign its interest in and to the aforesaid Amended and Restated Agreement of Lease between the Tri-City Regional Port District and Robinson Steel Co., Inc. to Robinson Laser, LLC; and

WHEREAS, Robinson Laser, LLC is willing to assume Robinson Steel's responsibilities and obligations to the Port District under the aforesaid Agreement.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1) and other good and valuable consideration in hand paid and the mutual promises and covenants of the parties hereto, it is agreed as follows:

1. The Port District consents to the Assignment of the amended and restated agreement of lease between Tri-City Regional Port District, a municipal corporation of the State of Illinois and Robinson Steel Co., Inc., an Indiana Corporation to Robinson Laser, LLC.

2. Robinson Laser, LLC hereby assumes the Agreement described herein and shall make all payments required thereby and shall comply with all terms and conditions of said Agreement required to be performed by Robinson Steel, and said Agreement is hereby incorporated herein as Exhibit A attached hereto. All the terms of said Agreement shall be read and understood herein in the same manner as they are expressed in said Agreement.

3. Said consent to the assignment by the Port District and any assignment of the Agreement is subject to the Port District's Lease with the Department of the Army, No. DACW43-1-06-65, as amended, and conditioned upon the receipt of the Consent of the Corps of Engineers to said Assignment.

4. Said consent by the Port District shall not act or be construed as a release of any responsibility or obligation Robinson Steel has pursuant to the original Agreement should Assignee default or otherwise fail to fully perform thereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date above mentioned.

TRI-CITY REGIONAL PORT DISTRICT

Chairman

ATTEST:

Secretary

ROBINSON STEEL CO., INC.

Name: Paul J Labriola
Title: President & CEO

ATTEST:

ROBINSON LASER, LLC

Name: Paul J Labriola
Title: Manager

ATTEST:

PFS:005834.0007.949569.1

EXHIBIT B

AGREEMENT OF EASEMENT

This AGREEMENT OF EASEMENT (this "Easement"), dated as of November 4, 2021, is between America's Central Port District, formerly known as Tri-City Regional Port District, a Municipal Corporation of the State of Illinois ("Lessor") and Plateplus, Inc., a Delaware corporation ("Lessee").

WITNESSETH THAT:

WHEREAS, in October 2017, Lessor was notified by Cargill, Inc. that Lessee had entered into an asset purchase agreement with Cargill, Inc. which included substantially all of the assets related to the U.S. metals business of Cargill, including Cargill's leasehold interest in the Lessor's property; and

WHEREAS, by various assignments, Lessee has succeeded to the rights and obligations of the Original Lessee under the Lease Agreement; and

WHEREAS, Lessee desires to expand its rail business at property located at 2325 North Street, Granite City, IL; and

WHEREAS, the planned rail extension is located outside of the leasehold limits thereby requiring an easement(s); and

WHEREAS, the Lessor and the Lessee desire to execute an easement to address the additional Railway Easement property that is needed.

NOW THEREFORE, the Lessor and the Lessee agree as follows.

1. Recitals. The preceding Recitals are true and accurate, and are incorporated in this Easement.

2. Additional Property. All references in the Lease, regardless of how denominated or referenced, shall mean and include the Easement property. All rights, interests, and obligations of the parties expressed in the Lease relative to the Railway Easement Property shall constitute rights, interests, and obligations of the parties in the Property, as though the Easement Property had been included in the definition of the Lease Property from the inception of the Lease. Without limiting the preceding, the parties acknowledge and agree that the present and historic use of the Easement Property for access between the Demised Premises and the Lessor's right of way is permissible and ratified.

3. Term. The term of this easement shall be twenty (20) years from the date of execution. The parties may negotiate an extension of the easement at that time.

4. Consideration. Consideration for the initial term of this Easement shall be $1.00.

5. Counterparts and Recording. This Easement may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. The Lessor authorizes the Lessee to cause a fully assembled counterpart original of this Easement to be recorded in the land records of Madison County, Illinois.

IN WITNESS WHEREOF, the parties have executed this Easement as of this date first set forth above.

[Signature Pages Follow]

Executed this 12th day of October, 2021

AMERICA'S CENTRAL PORT DISTRICT f/k/a Tri-City Regional Port District, a Municipal Corporation of the State of Illinois

By: [signature]
Name: Tyrone Echols
Title: Chairman

ATTEST:
By: [signature]
Name: Ed Hagnauer
Title: Secretary

STATE OF ILLINOIS)
) SS.
COUNTY OF MADISON)

I, Roberta J. Williams, IN AND FOR SAID County, in the State aforesaid, do hereby certify that Tyrone Echols, personally known to me to be the Chairman of the Board and Ed Hagnauer, personally known to me to be the Secretary of said Port District Board, and personally known to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Chairman and Secretary, they signed and delivered the said instrument as Chairman and Secretary of said Board, and caused the corporate seal of said Corporation to be affixed thereto, pursuant to authority given by the Board of said District as their free and voluntary act, and as the free and voluntary act and deed of said Board, for the uses and purposed therein set forth.

GIVEN under my hand and notarial seal this 12th day of October, 2021.

OFFICIAL SEAL
ROBERTA J WILLIAMS
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:11/01/23

SEAL

[signature]
NOTARY PUBLIC

Executed this 4th day of NOVEMBER, 2021

PLATEPLUS, INC., a Delaware corporation

By: K. Ikeuchi

Name: KOTA IKEUCHI

Title: COO

STATE OF TEXAS)
) SS.
COUNTY OF MONTGOMERY)

I, BERRY JOE JOHNSON, IN AND FOR SAID County, in the State aforesaid, do hereby certify that KOTA IKEUCHI, personally known to me to be the CEO and , personally known to me to be the of Plateplus, Inc., and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act and deed for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 4th day of NOVEMBER, 2021

BERRY JOE JOHNSON
Notary Public, State of Texas
Comm. Expires 12-10-2024
Notary ID 125140453

SEAL

Berry Joe Johnson
NOTARY PUBLIC


EXIST TRACKS
TRI-CITY REGIONAL PORT
DISTRICT DOCK ACCESS
RAILROAD
EXIST 15' WIDE
RAILWAY EASEMENT
POINT OF BEGINNING
VARIABLE WIDTH EASEMENT
TO AO SMITH YARD
& NS MAINLINE
VARIABLE WIDTH RAILWAY EASEMENT
ENCOMPASSING 7001.27 S.F.
(0.16 ACRE)
N/F
U.S. GOVERNMENT
A.K.A. TRI-CITY REGIONAL PORT DISTRICT
SITE ADDRESS:
SLOUGH ROAD
GRANITE CITY, IL 62040
MAILING ADDRESS:
UNKNOWN ROAD
GRANITE CITY, IL 62040
PARCEL #21-1-19-12-00-000-001
N/F
AMERICA'S CENTRAL PORT DISTRICT
A.K.A. TRI-CITY REGIONAL PORT DISTRICT
SITE ADDRESS:
308 OLD ROCK ROAD
GRANITE CITY, IL 62040
MAILING ADDRESS:
1635 WEST 1ST STREET
GRANITE CITY, IL 62040
PARCEL #21-1-19-12-00-000-003
Parcel 1B
Area
229,710 Sq Ft =
5.2734 Acres
Parcel 1A
Area
235,048 Sq Ft =
5.3960 Acres
Parcel 4
Area
406,342 Sq Ft =
9.3283 Acres
EXIST TRACK
NORFOLK & SOUTHERN
RAILROAD
CHORD N32°54'12"E (CENTRAL ANGLE 14°25'03")
ARC=600.40' R=2385.00'
N65°01'00"W 1150.78'
N40°06'42"E
115.19'
POINT OF
COMMENCEMENT
SOUTHERLY LINE OF LOT 12 IN
"THIRD SUBDIVISION OF THE W.R. BENJAMIN TRACT"
P.B. 19, PAGE 19
MADISON COUNTY IL
EASTERLY LINE OF U.S. SURVEY 594 CLAIM 1865
GRAPHIC SCALE
EXHIBIT "A"

DESIGN NINE — 11156 TESSON FERRY ROAD, SUITE 103, ST. LOUIS MO. 63123-6964, (314) 729-7800 — ENGINEERING SERVICES FOR RAILROADS AND INDUSTRY	Drawn By: DEB	Scale: As Shown	PLATEPLUS – GRANITE CITY 2325 NORTH STREET GRANITE CITY, IL 62040	PROPOSED VARIABLE WIDTH EASEMENT
	Checked By: KWJ	Sheet 1 of 1		
	Drawing: 20040-Exhibit A	Date: 10-07-21		

A variable width railway easement for the construction, establishment, use, maintenance and operation described as follows:

Commencing at the intersection of the easterly line of U.S. Survey 594 Claim 1865 with the southerly line of Lot 12 in "Third Subdivision of the W. R. Benjamin Tract", as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minutes 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled, also known as Chouteau Slough Road and Alton St. Louis Wagon Road); thence along said centerline the following, North 40 degrees 06 minutes 42 seconds East a distance of 115.19 feet; thence along a curve to the left having a radius of 2386 feet, a chord bearing of North 32 degrees 54 minutes 12 seconds East, a central angle of 14 degrees 25 minutes 03 seconds, an arc distance of 600.40 feet; thence North 25 degrees 41 minutes 40 seconds East a distance of 261.17 feet to the centerline of the Tri-City Regional Port District Dock Access Railroad; thence leaving said centerline of Old Rock Road, South 89 degrees 56 minutes 34 seconds West a distance of 49.28 feet along said centerline of Dock Access railroad to the point of beginning of the herein described variable width easement; thence South 89 degrees 56 minutes 34 seconds West for a distance of 110.47 feet ; thence South 00 degrees 03 minutes 26 seconds East for a distance of 7.50 feet; thence South 89 degrees 56 minutes 34 seconds West for a distance of 29.53 feet; thence South 82 degrees 47 minutes 26 seconds West for a distance of 66.08 feet; thence along a curve to the left having a radius of 392.50 feet, an arc distance of 117.98 feet and a chord bearing of South 74 degrees 59 minutes 29 seconds West for a distance of 117.53 feet; thence South 67 degrees 11 minutes 32 seconds West for a distance of 13.41 feet; thence North 89 degrees 56 minutes 34 seconds East for a distance of 123.39 feet; thence along a curve to the right having a radius of 558.69 feet, an arc distance of 119.05 feet and a chord bearing of North 77 degrees 17 minutes 42 seconds East for a distance of 118.83 feet; thence North 83 degrees 23 minutes 59 seconds East for a distance of 79.40 feet; thence North 89 degrees 07 minutes 28 seconds East for a distance of 30.29 feet; thence North 00 degrees 03 minutes 26 seconds West for a distance of 15.74 feet to the point of beginning of the variable width easement.



POINT OF BEGINNING
VARIABLE WIDTH RAILWAY EASEMENT
ENCOMPASSING 7001.27 S.F.
(0.16 ACRE)
EXIST TRACKS
TRI-CITY REGIONAL PORT
DISTRICT DOCK ACCESS
RAILROAD
EXIST 15' WIDE
RAILWAY EASEMENT
TO AD SMITH YARD
& NS MAINLINE
S10°24'05"W
61.78'
CHORD
S75°09'42"W
47.28'
L=47.30'
R=493.34'
S72°24'55"W
9.50'
S16°38'57"E
60.00'
N73°41'20"E
9.50'
N10°24'05"E
65.87'
N89°56'54"E 261.56
CHORD
N73°10'54"E
17.32'
L=17.32'
R=424.02'
S89°56'34"W 925.00'
490.00'
558.39'
1,048.39'
S67°11'32"W
13.41'
S74°59'29"W
117.53'
CHORD
L=117.98'
R=392.50'
S02°47'26"W
68.06'
S89°56'34"W
29.53'
S00°03'26"E
7.50'
S89°56'34"W
159.75'
261.17'
N25°41'40"E
N89°56'34"E
149.70'
S25°41'40"W
56.79'
N/F
U.S. GOVERNMENT
A.K.A. TRI-CITY REGIONAL PORT DISTRICT
SITE ADDRESS:
SLOUGH ROAD
GRANITE CITY, IL 62040
MAILING ADDRESS:
UNKNOWN ROAD
GRANITE CITY, IL 62040
PARCEL #21-1-19-12-00-000-001
N/F
AMERICA'S CENTRAL PORT DISTRICT
A.K.A. TRI-CITY REGIONAL PORT DISTRICT
SITE ADDRESS:
308 OLD ROCK ROAD
GRANITE CITY, IL 62040
MAILING ADDRESS:
1635 WEST 1ST STREET
GRANITE CITY, IL 62040
PARCEL #21-1-19-12-00-000-003
EXIST TRACK
NORFOLK & SOUTHERN
RAILROAD
CHORD N32°54'12"E (CENTRAL ANGLE 14°25'03")
ARC=600.40'
R=2386.00'
Parcel 1B
Area
229,710 Sq Ft =
5.2734 Acres
Parcel 1A
Area
235,048 Sq Ft =
5.3960 Acres
Parcel 4
Area
406,342 Sq Ft =
9.3283 Acres
N10°24'05"E 828.50'
689.01'
S00°03'26"E 707.47'
N00°03'26"W 600.65'
C.B.=S78°20'13"W
C.=103.51'
Δ=27°12'42"
R.=220.00'
L.=104.49'
C.B.=S86°56'46"W
Δ=48°25'49"
R.=250.00'
S40°05'42"W
162.37'
N40°06'42"E
115.19'
N68°50'20"W
N65°01'00"W
1150.78'
240.77
S89°56'24"W 390.37
149.60'
GRAPHIC SCALE

EXHIBIT "A"

DESIGN NINE — 11150 TESSON FERRY ROAD, SUITE 130, ST. LOUIS MO, 63123-6986, (314) 729-7680 — ENGINEERING SERVICES FOR RAILROADS AND INDUSTRY	Drawn By: DEB / Checked By: KNJ / Drawing: 20040-Exhibit A	Scale: As Shown / Sheet 1 of 1 / Date: 10-07-21	PLATEPLUS – GRANITE CITY 2325 NORTH STREET GRANITE CITY, IL 62040

PROPOSED VARIABLE WIDTH EASEMENT

A variable width railway easement for the construction, establishment, use, maintenance and operation described as follows:

Commencing at the intersection of the easterly line of U.S. Survey 594 Claim 1865 with the southerly line of Lot 12 in "Third Subdivision of the W. R. Benjamin Tract", as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minutes 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled, also known as Chouteau Slough Road and Alton St. Louis Wagon Road); thence along said centerline the following, North 40 degrees 06 minutes 42 seconds East a distance of 115.19 feet; thence along a curve to the left having a radius of 2386 feet, a chord bearing of North 32 degrees 54 minutes 12 seconds East, a central angle of 14 degrees 25 minutes 03 seconds, an arc distance of 600.40 feet; thence North 25 degrees 41 minutes 40 seconds East a distance of 261.17 feet to the centerline of the Tri-City Regional Port District Dock Access Railroad; thence leaving said centerline of Old Rock Road, South 89 degrees 56 minutes 34 seconds West a distance of 159.75 feet along said centerline of Dock Access railroad; thence South 00 degrees 03 minutes 26 seconds East for a distance of 7.50 feet; thence South 89 degrees 56 minutes 34 seconds West for a distance of 29.53 feet; thence South 82 degrees 47 minutes 26 seconds West for a distance of 66.08 feet; thence along a curve to the left having a radius of 392.50 feet, an arc distance of 117.98 feet and a chord bearing of South 74 degrees 59 minutes 29 seconds West for a distance of 117.53 feet; thence South 67 degrees 11 minutes 32 seconds West for a distance of 13.41 feet; thence South 89 degrees 56 minutes 34 seconds West for a distance of 925.00 feet; thence South 10 degrees 24 minutes 05 seconds West for a distance of 61.78 feet to the point of beginning of the herein described easement; thence along a curve to the left having a radius of 493.34 feet, an arc distance of 47.30 feet and a chord bearing of South 75 degrees 09 minutes 42 seconds West for a distance of 47.28 feet; thence South 72 degrees 24 minutes 55 seconds West for a distance of 9.50 feet; thence South 16 degrees 38 minutes 57 seconds East for a distance of 60.00 feet; thence North 73 degrees 41 minutes 20 seconds East for a distance of 9.50 feet; thence along a curve to the left having a radius of 424.02 feet, an arc distance of 17.32 feet and a chord bearing of North 73 degrees 10 minutes 54 seconds East for a distance of 17.32 feet; thence North 10 degrees 24 minutes 05 seconds East for a distance of 65.87 feet to the point of beginning of the variable width easement.